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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 4, 2005



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)

           DELAWARE                   1-8483                  95-3825062
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  (State or other jurisdiction      (Commission         (I.R.S. Employer
      of incorporation)              File Number)       Identification  No.)


   2141 Rosecrans Avenue, Suite 4000
        El Segundo, California                              90245
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 726-7600
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              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|X| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))




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
ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 4, 2005, Unocal Corporation, a Delaware corporation ("Unocal"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with ChevronTexaco Corporation, a Delaware corporation ("ChevronTexaco"), and Blue Merger Sub Inc., a Delaware corporation and direct wholly-owned subsidiary of ChevronTexaco ("Merger Sub"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Unocal will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of ChevronTexaco (the "Merger").

         THE MERGER AGREEMENT

         Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of both Unocal and ChevronTexaco, at the effective time and as a result of the Merger, each share of Unocal common stock, $1.00 par value, issued and outstanding immediately prior to the effective time of the Merger, other than shares as to which appraisal rights are properly asserted under Delaware law and shares owned by Unocal, ChevronTexaco or their respective wholly owned subsidiaries, will be converted into and become exchangeable, subject to proration as described below, for either (i) 1.03 shares of ChevronTexaco common stock, par value $0.75 per share, (ii) $65.00 in cash or (iii) the combination of $16.25 in cash and 0.7725 of a share of ChevronTexaco common stock, as elected by holders of Unocal common stock. The aforementioned election by holders of Unocal common stock is subject to the limitation that 75% of the outstanding shares of Unocal common stock will be exchanged for ChevronTexaco common stock and 25% of the outstanding shares of Unocal common stock will be exchanged for cash, with proration to be applied in the event of oversubscription. Unocal stock options, restricted shares, restricted share units, phantom stock and phantom stock options that are outstanding at the time of completion of the Merger will be converted into options, restricted shares, restricted share units, phantom stock and phantom stock options with respect to shares of ChevronTexaco common stock upon completion of the Merger.

         ChevronTexaco and Unocal have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) that Unocal will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, (iii) that Unocal will cause a shareholder meeting to be held by Unocal to consider approval of the Merger and the other transactions contemplated by the Merger Agreement and (iv) that, subject to certain exceptions, the Unocal Board of Directors will recommend adoption by its shareholders of the Merger Agreement. In addition, Unocal made certain additional customary covenants, including, among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

         The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (i) have been qualified by disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement, (ii) will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except if willfully false as of the date of the Merger Agreement, (iii) are subject to the materiality standards contained in Sections 3.1 and 4.1 of the Merger Agreement which may differ from what may be viewed as material by investors and (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. The disclosure schedules referred to above contain information (including information that has been included in Unocal's prior public disclosures, as well as potential additional non-public information) that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Merger Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, as they are modified in important part by the accompanying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of execution of the Merger Agreement, which subsequent information may or may not be fully reflected in Unocal's public disclosures.

         Consummation of the Merger is subject to customary conditions, including (i) approval of the holders of Unocal common stock, (ii) absence of any law or order prohibiting the completion of the Merger and (iii) expiration or termination of the Hart-Scott-Rodino waiting period and certain other regulatory approvals. In addition, each party's obligation to consummate the Merger is subject to certain other conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) material compliance of the other party with its covenants and (iii) the delivery of customary opinions from counsel to Unocal and counsel to ChevronTexaco that the Merger will qualify as a tax-free reorganization for federal income tax purposes.

         The Merger Agreement contains certain termination rights for both ChevronTexaco and Unocal, and further provides that, upon termination of the Merger Agreement under specified circumstances, Unocal may be required to pay ChevronTexaco a termination fee of $500,000,000.

         The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

         In connection with the Merger, Unocal will file a proxy statement and may file additional relevant documents with the Securities and Exchange Commission (the "SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (when it becomes available) and other related documents filed with the SEC at the SEC's website at www.sec.gov. The proxy statement (when it becomes available) and the other documents filed with the SEC may also be obtained free of charge by contacting Unocal Stockholder Services at (800) 252-22330, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245, e-mail: stockholder_services@unocal.com or from Unocal's website at www.unocal.com.

         Unocal, ChevronTexaco and their respective directors, executive officers and certain other members of management and employees may be deemed participants in the solicitation of proxies from Unocal's stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Unocal stockholders in connection with the Merger will be set forth in the proxy statement for Unocal's 2005 Annual Meeting of Stockholders and in the proxy statement for ChevronTexaco's 2005 Annual Meeting of Stockholders when these are filed with the SEC. Investors may obtain additional information regarding the direct and indirect interests of such participants in the Merger by reading Unocal's proxy statement and ChevronTexaco's Registration Statement on Form S-4 in connection with the Merger when they become available. Investors should read these documents carefully before making any voting or investment decisions.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         In connection with the Merger Agreement, Unocal amended the Rights Agreement dated January 6, 2000 between Unocal and Mellon Investor Services LLC, which governs Unocal's Preferred Share Purchase Rights. The amendment provides that (i) no Distribution Date (as defined in the Rights Agreement) will occur as a result of the execution of the Merger Agreement, (ii) neither ChevronTexaco nor any of its affiliates will become an Acquiring Person (as defined in the Rights Agreement) as a result of the execution of the Merger Agreement and (iii) the Rights will expire immediately prior to the completion of the Merger.

         The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the amendment, which is filed as Exhibit 4.1 hereto, and is incorporated into this report by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
-----------         -----------
2.1                 Agreement and Plan of Merger, dated as of April 4, 2005,
                    among Unocal Corporation, ChevronTexaco Corporation and
                    Blue Merger Sub Inc.

4.1 Amendment No. 4 to Rights Agreement, dated as of April 4, 2005, by and between Unocal Corporation and Mellon Investor Services LLC (incorporated by reference to Exhibit 4.2 to Unocal's Form 8-A/A for Registration of Certain Classes of Securities Pursuant to Section 12(b) dated April 7, 2005, File No. 1-8483).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          UNOCAL CORPORATION


                                               /s/ Terry G. Dallas
                                               -----------------------------
                                          By:  Terry G. Dallas
                                               Executive Vice President and
                                               Chief Financial Officer

Date:  April 7, 2005

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
2.1                 Agreement and Plan of Merger, dated as of April 4, 2005,
                    among Unocal Corporation, ChevronTexaco Corporation and
                    Blue Merger Sub Inc.

4.1 Amendment No. 4 to Rights Agreement, dated as of April 4, 2005, by and between Unocal Corporation and Mellon Investor Services LLC (incorporated by reference to Exhibit 4.2 to Unocal's Form 8-A/A for Registration of Certain Classes of Securities Pursuant to Section 12(b) dated April 7, 2005, File No. 1-8483).